Exhibit 99.4

AVIV REIT, INC.

AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On December 17, 2014, Aviv REIT, Inc. (“Aviv”), through Financing VI Healthcare Property, L.L.C., an indirect wholly-owned subsidiary of Aviv’s operating partnership, Aviv Healthcare Properties Limited Partnership (collectively, the “Company”), acquired 28 properties located in five states (“Certain Properties of Diamond Senior Living, LLC” or the “Properties”). These unaudited pro forma condensed consolidated financial statements do not purport to represent the entire portfolio of Diamond Senior Living, LLC. The Properties were acquired for $305.0 million, excluding related acquisition expenses of $1.3 million. The Company funded this acquisition with a combination of availability under its line of credit of $125.0 million and the issuance of $180.0 million of secured debt on the Properties. Effective August 4, 2014, the Properties’ master lease has a 15 year term and with two options to renew for additional periods of five years each. The lease provides for prescribed rent escalations over the life of the lease, with annualized straight line rents of $29.4 million.

The pro forma consolidated statements of operations for the year ended December 31, 2013 and for the nine months ended September 30, 2014 have been prepared to comply with Rule 3-14 of Regulation S-X, as promulgated by the Securities and Exchange Commission. The pro forma consolidated balance sheet as of September 30, 2014 and the pro forma consolidated statements of operations for the year ended December 31, 2013 and for the nine months ended September 30, 2014 are not necessarily indicative of what the actual financial position and operating results would have been had the properties acquired in the current year been acquired on January 1, 2013 nor do they purport to represent the Company’s future financial position or operating results.

The unaudited pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements of Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership and the accompanying notes thereto filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and with the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2014 and the statements of revenue, filed in accordance with Rule 3-14 of Regulation S-X, of Certain Properties of Diamond Senior Living, LLC for the period from January 1, 2014 through September 30, 2014 and for the year ended December 31, 2013. In the Company’s opinion, all adjustments necessary to reflect the effect of the Properties acquired and the respective debt issued.

AVIV REIT, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2014

(IN THOUSANDS, EXCEPT FOR SHARE DATA)

(UNAUDITED)

	Historical	Pro forma Adjustments for the Properties		Pro Forma
Assets
Income producing property
Land	$171,098	$14,778	A	$185,876
Buildings and improvements	1,498,117	289,709	A	1,787,826
Assets under direct financing leases	11,262	—		11,262

	1,680,477	304,487		1,984,964
Less accumulated depreciation	(175,983)	—		(175,983)
Construction in progress and land held for development	34,421	—		34,421

Net real estate	1,538,915	304,487		1,843,402
Cash and cash equivalents	15,834	(2,300)	B	13,534
Straight-line rent receivable, net	44,000	—		44,000
Tenant receivables, net	2,011	—		2,011
Deferred finance costs, net	17,651	2,300	B	19,951
Loan receivables, net	43,272	—		43,272
Other assets	15,805	513	A	16,318

Total assets	$1,677,488	$305,000		$1,982,488

Liabilities and equity
Secured loan	$13,478	$180,000	C	$193,478
Unsecured notes payable	652,410	—		652,410
Line of credit	175,000	125,000	D	300,000
Accrued interest payable	10,903	—		10,903
Dividends and distributions payable	21,078	—		21,078
Accounts payable and accrued expenses	11,894	1,300	E	13,194
Tenant security and escrow deposits	24,066	—		24,066
Other liabilities	10,419	—		10,419

Total liabilities	919,248	306,300		1,225,548
Equity:
Stockholders’ equity
Common stock (par value $0.01; 47,216,963 shares issued and outstanding as of September 30, 2014)	472	—		472
Additional paid-in-capital	722,030	—		722,030
Accumulated deficit	(112,119)	(1,300)	E	(113,419)

Total stockholders’ equity	610,383	(1,300)		609,083
Noncontrolling interests - operating partnership	147,857	—		147,857

Total equity	758,240	(1,300)		756,940

Total liabilities and equity	$1,677,488	$305,000		$1,982,488

See accompanying notes.

AVIV REIT, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2014

(IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

(UNAUDITED)

	Historical	Pro forma Adjustments for the Properties		Pro Forma
Revenues
Rental income	$127,941	$22,043	A	$149,984
Interest on loans and financing lease	3,263	—		3,263
Interest and other income	1,232	—		1,232

Total revenues	132,436	22,043		154,479
Expenses
Interest expense incurred	36,489	7,275	B	43,764
Amortization of deferred financing costs	2,944	345	C	3,289
Depreciation and amortization	31,470	6,243	D	37,713
General and administrative	16,960	—		16,960
Transaction costs	3,813	—		3,813
Loss on impairment	2,341	—		2,341
Reserve for uncollectible loans and other receivables	3,509	—		3,509
Loss (gain) on sale of assets, net	2,458	—		2,458
Loss on extinguishment of debt	501	—		501

Total expenses	100,485	13,863		114,348

Net income	31,951	8,180		40,131
Net income allocable to noncontrolling interests - operating partnership	(6,662)	(1,706)	E	(8,368)

Net income allocable to common stockholders	$25,289	$6,474		$31,763

Earnings per common share:
Basic:
Net income allocable to common stockholders	$0.58			$0.73
Diluted:
Net income allocable to common stockholders	$0.56			$0.70
Weighted average common shares outstanding:
Basic	43,576,705			43,576,705
Diluted	57,127,784			57,127,784

Dividends declared per common share	$1.08			$1.08

See accompanying notes.

AVIV REIT, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

(IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

(UNAUDITED)

	Historical	Pro forma Adjustments for the Properties		Pro Forma
Revenues
Rental income	$136,513	$29,391	A	$165,904
Interest on loans and financing lease	4,400	—		4,400
Interest and other income	154	—		154

Total revenues	141,067	29,391		170,458
Expenses
Interest expense incurred	40,785	9,700	B	50,485
Amortization of deferred financing costs	3,459	460	C	3,919
Depreciation and amortization	33,226	8,323	D	41,549
General and administrative	26,886	—		26,886
Transaction costs	3,114	—		3,114
Loss on impairment	500	—		500
Reserve for uncollectible loans and other receivables	68	—		68
Gain on sale of assets, net	(1,016)	—		(1,016)
Loss on extinguishment of debt	10,974	—		10,974

Total expenses	117,996	18,483		136,479

Net income	23,071	10,908		33,979
Net income allocable to noncontrolling interests - operating partnership	(6,010)	(2,842)	E	(8,852)

Net income allocable to common stockholders	$17,061	$8,066		$25,127

Earnings per common share:
Basic:
Net income allocable to common stockholders	$0.51			$0.75
Diluted:
Net income allocable to common stockholders	$0.49			$0.74
Weighted average common shares outstanding:
Basic	33,700,834			33,700,834
Diluted	44,324,214			44,324,214

Dividends declared per common share	$1.40			$1.40

See accompanying notes.

AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2014

(IN THOUSANDS)

(UNAUDITED)

	Historical	Pro forma Adjustments for the Properties		Pro Forma
Assets
Income producing property
Land	$171,098	$14,778	A	$185,876
Buildings and improvements	1,498,117	289,709	A	1,787,826
Assets under direct financing leases	11,262	—		11,262

	1,680,477	304,487		1,984,964
Less accumulated depreciation	(175,983)	—		(175,983)
Construction in progress and land held for development	34,421	—		34,421

Net real estate	1,538,915	304,487		1,843,402
Cash and cash equivalents	15,834	(2,300)	F	13,534
Straight-line rent receivable, net	44,000	—		44,000
Tenant receivables, net	2,011	—		2,011
Deferred finance costs, net	17,651	2,300	B	19,951
Loan receivables, net	43,272	—		43,272
Other assets	15,805	513	A	16,318

Total assets	$1,677,488	$305,000		$1,982,488

Liabilities and partners capital
Secured loan	$13,478	$180,000	C	$193,478
Unsecured notes payable	652,410	—		652,410
Line of credit	175,000	125,000	D	300,000
Accrued interest payable	10,903	—		10,903
Dividends and distributions payable	21,078	—		21,078
Accounts payable and accrued expenses	11,894	1,300	E	13,194
Tenant security and escrow deposits	24,066	—		24,066
Other liabilities	10,419	—		10,419

Total liabilities	919,248	308,000		1,225,548
Partners’ capital:
Partners’ capital	758,240	(1,300)	E	765,940

Total partners’ capital	758,240	(1,300)		756,940

Total liabilities and partners’ capital	$1,677,488	$305,000		$1,982,488

See accompanying notes.

AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2014

(IN THOUSANDS, EXCEPT FOR UNIT AND PER UNIT DATA)

(UNAUDITED)

	Historical	Pro forma Adjustments for the Properties		Pro Forma
Revenues
Rental income	$127,941	$22,043	A	$149,984
Interest on loans and financing lease	3,263	—		3,263
Interest and other income	1,232	—		1,232

Total revenues	132,436	22,043		154,479
Expenses
Interest expense incurred	36,489	7,275	B	43,764
Amortization of deferred financing costs	2,944	345	C	3,289
Depreciation and amortization	31,470	6,243	D	37,713
General and administrative	16,960	—		16,960
Transaction costs	3,813	—		3,813
Loss on impairment	2,341	—		2,341
Reserve for uncollectible loans and other receivables	3,509	—		3,509
Loss (gain) on sale of assets, net	2,458	—		2,458
Loss on extinguishment of debt	501	—		501

Total expenses	100,485	13,863		114,348

Net income	$31,951	$8,180		$40,131

Earnings per unit:
Basic:
Net income allocable to units	$0.58			$0.73
Diluted:
Net income allocable to units	$0.56			$0.70
Weighted average units outstanding:
Basic	55,055,248			55,055,248
Diluted	57,127,784			57,127,784

Distributions declared per unit	$1.08			$1.08

See accompanying notes.

AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

(IN THOUSANDS, EXCEPT FOR UNIT AND PER UNIT DATA)

(UNAUDITED)

	Historical	Pro forma Adjustments for the Properties		Pro Forma
Revenues
Rental income	$136,513	$29,391	A	$165,904
Interest on loans and financing lease	4,400	—		4,400
Interest and other income	154	—		154

Total revenues	141,067	29,391		170,458
Expenses
Interest expense incurred	40,785	9,700	B	50,485
Amortization of deferred financing costs	3,459	460	C	3,919
Depreciation and amortization	33,226	8,323	D	41,549
General and administrative	26,886	—		26,886
Transaction costs	3,114	—		3,114
Loss on impairment	500	—		500
Reserve for uncollectible loans and other receivables	68	—		68
Gain on sale of assets, net	(1,016)	—		(1,016)
Loss on extinguishment of debt	10,974	—		10,974

Total expenses	117,996	18,483		136,479

Net income	$23,071	$10,908		$33,979

Earnings per unit:
Basic:
Net income allocable to units	$0.51			$0.75
Diluted:
Net income allocable to units	$0.49			$0.74
Weighted average units outstanding:
Basic	42,792,808			42,792,808
Diluted	44,324,214			44,324,214

Distributions declared per unit	$1.40			$1.40

See accompanying notes.

AVIV REIT, INC.

AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

On December 17, 2014, Aviv REIT, Inc. (“Aviv”), through Financing VI Healthcare Property, L.L.C., an indirect wholly-owned subsidiary of Aviv’s operating partnership, Aviv Healthcare Properties Limited Partnership (collectively, the “Company”), acquired 28 properties located in five states (“Certain Properties of Diamond Senior Living, LLC” or the “Properties”). These unaudited pro forma condensed consolidated financial statements do not purport to represent the entire portfolio of Diamond Senior Living, LLC. The Properties were acquired for $305.0 million, excluding related acquisition expenses of $1.3 million. The Company funded this acquisition with a combination of availability under its line of credit of $125.0 million and the issuance of $180.0 million of secured debt on the Properties. Effective August 4, 2014, the Properties’ master lease has a 15 year term and with two options to renew for additional periods of five years each. The lease provides for prescribed rent escalations over the life of the lease, with annualized straight line rents of $29.4 million.

Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2014 reflects the following adjustments:

(A)	The acquisition of the Properties is reflected in the unaudited pro forma condensed consolidated balance sheet of the Company at fair market value. The below table is a preliminary estimate of the allocated values. Real estate and lease intangibles (included in Other assets) are comprised of the following (in thousands):

Land	$14,778
Building and improvements	289,709

Real estate, net	304,487
Above market leases	123
In-place leases	154
Leasing costs	236

Lease intangibles, net	513

Total purchase price allocation	$305,000

The value allocated to building and improvements is depreciated on a straight-line basis over an estimated useful life. The building and furniture, fixtures and equipment are depreciated over a 40 year and 10 year useful life, respectively. In-place leases and leasing costs are amortized over the shorter of the estimated useful life and remaining contractual, non-cancelable term of the in-place lease. The value of above-market leases are amortized over the remaining contractual, non-cancelable term of the in-place lease and recorded as a decrease to rental income.

(B)	Deferred financing costs totaled $2.3 million, consisting of various lender and legal fees, which were capitalized, assuming the debt was acquired on September 30, 2014.

(C)	In connection with the acquisition of the Properties, the Company issued $180.0 million of secured debt.

(D)	In connection with the acquisition of the Properties, the Company drew $125.0 million from its $600.0 million line of credit.

(E)	In connection with the acquisition of the Properties, the Company incurred transaction costs of approximately $1.3 million. These transaction costs are not included in the unaudited pro forma condensed consolidated statements of operations as they are not recurring costs.

Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the pro forma condensed consolidated statements of operations for the year ended December 31, 2013 and the nine months ended September 30, 2014 are as follows:

(A)	The pro forma adjustment for rental income for the year ended December 31, 2013 consists of two parts: (a) $29.4 million to reflect the terms of the acquired lease that became effective August 4, 2014 as if it had been in place for the full year 2013 and (b) a de minimis adjustment attributable to the effect of acquiring an above market lease, which reduces rental income.

The pro forma adjustment for rental income for the nine months ended September 30, 2014 consists of two parts: (a) $22.0 million to reflect the terms of the acquired lease that became effective August 4, 2014 as if it had been in place for the nine months ended September 30, 2014 and (b) a de minimis adjustment attributable to the effect of acquiring an above market lease, which reduces rental income.

(B)	The pro forma adjustment to interest expense is the Company’s estimate of expense incurred on the secured debt and line of credit financings used to acquire the Properties. The debt was assumed to have been issued as of January 1, 2013.

(C)	The pro forma adjustment to amortization of deferred financing costs is the Company’s estimate of expense incurred for the secured debt used to acquire the Properties. The deferred financing costs were assumed to have been incurred as of January 1, 2013.

(D)	The pro forma adjustments for depreciation and amortization expense are the Company’s estimate of the depreciation and amortization charges that would have been recorded assuming the Properties were acquired effective January 1, 2013.

(E)	The pro forma adjustments for net income allocable to noncontrolling interests—operating partnership represent the effect of the pro forma adjustments to net income, allocated based on the actual noncontrolling ownership of the Partnership of 20.9% and 26.1% as of September 30, 2014 and December 31, 2013, respectively.